Exhibit 10.33

FIRST AMENDMENT TO THE

OWENS CORNING

DEFERRED COMPENSATION PLAN

WHEREAS, Owens Corning (the “Company”) maintains Owens Corning Deferred Compensation Plan, effective as of January 1, 2007 (the “Plan”);

WHEREAS, the Company wishes to amend the Plan to reflect the application of transition relief provisions of IRS Notice 2007-86 under the Plan.

NOW, THEREFORE, by virtue and in exercise of the amending power reserved by Sections 7 and 9 of the Plan and designated to the undersigned officer of the Company by resolution of the Company’s Board of Directors, the Plan is hereby amended as follows:

1. Effective as of January 1, 2008, Section 1.8 is amended to add the following provision at the end thereof:

Notwithstanding the foregoing, deferral elections shall be permitted to be modified only to the extent permitted under Section 409A of the Code and pursuant to and consistent with the transition rules under IRS Notice 2007-86.

IN WITNESS WHEREOF, the aforementioned amendment is executed by the undersigned duly authorized officer this 22nd day of December, 2008.

Owens Corning

By	/s/ Joseph C. High
Joseph C. High
Senior Vice President – Human Resources